Exhibit 99.2

GAYLORD ENTERTAINMENT COMPANY REVIEWS EXPECTED THIRD
QUARTER RESULTS; PROPOSES SENIOR CREDIT FACILITY AMENDMENTS

NASHVILLE, TENN. (October 17, 2003) – Gaylord Entertainment Company (NYSE: GET) (the “Company”) today announced that it expects third quarter revenues to be in a range from $96.0 million to $98.0 million, in line with previous guidance; third quarter Adjusted EBITDA(1) to be in a range from $10.9 million to $11.9 million, slightly ahead of previous guidance reflecting improved cost controls; and third quarter net income to be in a range from $10.0 million to $11.0 million.

In addition, the Company said that it has requested from its lenders for its senior secured credit facility certain amendments in connection with its proposed acquisition of ResortQuest International, Inc. and proposed prepayments of the Company’s Nashville mezzanine loan and subordinated term loan. The senior secured credit facility requires that the Company obtain the lenders’ consent to allow the prepayment of the subordinated loan and the repayment of the Nashville mezzanine loan. In addition, the Company has requested amendments to the senior secured credit facility to increase the maximum permitted borrowings under its revolving credit facility to $50.0 million (and correspondingly decrease the senior term loan to $125.0 million), to modify agreements relating to the completion reserve for the Gaylord Opryland Texas hotel (including decreasing the minimum escrowed cash balance to $15.0 million) and to increase permitted amounts for certain investments, capital expenditures, unsecured payables, equipment financing and letters of credit. The Company has also requested modifications of certain financial covenants.

ABOUT GAYLORD ENTERTAINMENT

Gaylord Entertainment Company, a leading hospitality and entertainment company based in Nashville, Tenn., owns and operates Gaylord Hotels branded properties, including the Gaylord Opryland Resort & Convention Center in Nashville and the Gaylord Palms Resort & Convention Center in Kissimmee, Fla., and the Radisson Opryland Hotel in Nashville. The Company’s entertainment brands include the Grand Ole Opry, the Ryman Auditorium, the General Jackson Showboat, the Springhouse Golf Club, the Wildhorse Saloon and WSM-AM. Gaylord Entertainment’s common stock is traded on the New York Stock Exchange under the symbol GET. For more information about the Company, visit www.gaylordentertainment.com.

FORWARD-LOOKING STATEMENTS

This press release contains statements as to the Company’s beliefs and expectations of the outcome of future events that are forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. These forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from the statements made. These include the risks and uncertainties associated with economic conditions affecting the hospitality business generally, the timing of the opening of new hotel facilities, costs associated with developing new hotel facilities, the impact of the SEC investigation and other costs associated with changes to the Company’s historical financial statements, business levels at the Company’s hotels, the ability to complete potential divestitures successfully and the ability to consummate financing for new developments.

Other factors that could cause operating and financial results to differ are described in the filings made from time to time by the Company with the Securities and Exchange Commission.

Gaylord Entertainment does not undertake any obligation to release publicly any revisions to forward-looking statements made by it to reflect events or circumstances occurring after the date hereof or the occurrence of unanticipated events.

INVESTOR RELATIONS CONTACTS:	MEDIA CONTACTS:

David Kloeppel, CFO	Jim Brown
Gaylord Entertainment	Gaylord Entertainment
(615) 316-6101	(615) 316-6302
dkloeppel@gaylordentertainment.com	jbrown@gaylordentertainment.com

~OR~	~OR~

John Fernquest	Dan O’Connor
Sloane & Company	Sloane & Company
(212) 446-1889	(212) 446-1865
jfernquest@sloanepr.com	doconnor@sloanepr.com

(1) Adjusted EBITDA (defined as earnings before interest, taxes, depreciation, amortization, pre-opening costs, non-cash lease and naming rights agreement expenses, as well as other unusual or non-recurring or non-cash items) is in the discussion of operating results because the Company believes it allows for a more complete analysis of operating performance by presenting an analysis of operations separate from the earnings impact of capital transactions and without non-cash items and items that do not impact our ongoing operations such as pre-opening costs, restructuring charges, gains on the sale of assets, and impairment and other charges. The Company also believes Adjusted EBITDA provides an additional measure of our ability to service debt, fund capital expenditures and grow our business. This information should not be considered as an alternative to any measure of performance as promulgated under accounting principles generally accepted in the United States (such as operating income, net income or cash from operations), nor should it be considered as an indicator of our overall financial performance. Adjusted EBITDA does not fully consider the impact of investing or financing transactions, as it specifically excludes depreciation and interest charges, which should also be considered in the overall evaluation of our results of operations. Our method of calculating Adjusted EBITDA may be different from the method used by other companies and therefore comparability may be limited.

ADJUSTED EBITDA RECONCILIATION

	Three Months Ended
	September 30, 2003
	Range

	Low	High

	(dollars in millions)
Adjusted EBITDA Reconciliation:
Consolidated Revenue	$96.0	$98.0

Net Income	10.0	11.0
Cumulative effect of accounting change, net of taxes	—	—
Gain on discontinued operations, net of taxes	(36.0)	(35.0)
Provision (benefit) for income taxes	(19.0)	(18.0)
Other gains and losses	—	(0.6)
Unrealized gain (loss) on derivatives	(34.0)	(32.0)
Unrealized gain (loss) on Viacom stock	59.0	58.0
Interest expense, net	10.5	9.5

Operating income (loss)	(9.5)	(7.1)
Depreciation	13.5	13.0
Amortization	1.5	1.0
Noncash lease expense	1.7	1.6
Noncash naming rights expense for Gaylord Arena	0.3	0.2
Preopening costs	3.4	3.2

Adjusted EBITDA	$10.9	$11.9

     This communication is not a solicitation of a proxy from any security holder of Gaylord Entertainment Company or ResortQuest International, Inc. Gaylord and ResortQuest have filed a registration statement on Form S-4 with the SEC in connection with the merger. The Form S-4 contains a prospectus, a proxy statement and other documents for the stockholders’ meetings of Gaylord and ResortQuest at which time the proposed transaction will be considered. Gaylord and ResortQuest have mailed the proxy statement and prospectus contained in the Form S-4 to their respective stockholders. The Form S-4, proxy statement and prospectus contain important information about Gaylord, ResortQuest, the merger and related matters. Investors and stockholders should read the Form S-4, the proxy statement and prospectus and the other documents filed with the SEC in connection with the merger carefully before they make any decision with respect to the merger. The Form S-4, proxy statement and prospectus, and all other documents filed with the SEC in connection with the merger are available free of charge at the SEC’s web site, www.sec.gov. In addition, all documents filed with the SEC by Gaylord in connection with the merger will be made available to investors free of charge by writing to: Gaylord Entertainment Company, One Gaylord Drive, Nashville, Tennessee 37214, Attn: Investor Relations. All documents filed with the SEC by ResortQuest in connection with the merger will be made available to investors free of charge by writing to: ResortQuest International, Inc., Suite 203, 8955 Highway 98 West, Destin, Florida 32550, Attn: Investor Relations.

     Gaylord, ResortQuest, their respective directors and executive officers may be deemed participants in the solicitation of proxies from Gaylord’s stockholders and ResortQuest’s stockholders. Information concerning Gaylord’s directors and certain executive officers and their direct and indirect interests in Gaylord is contained in its proxy statement for its 2003 annual meeting of stockholders. Information concerning ResortQuest’s directors and certain executive officers and their direct and indirect interests in ResortQuest is contained in its proxy statement for its 2003 annual meeting of stockholders. Additional information regarding the interests of these participants in the merger is available in the proxy statement regarding the merger. Investors can obtain free copies of these documents from the SEC’s website, Gaylord and ResortQuest using the contact information specified.